UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

November 30, 2015

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	16

SCHEDULE OF OPTIONS WRITTEN	19

STATEMENTS OF ASSETS AND LIABILITIES	31

STATEMENTS OF OPERATIONS	32

STATEMENTS OF CHANGES IN NET ASSETS	33

FINANCIAL HIGHLIGHTS	35

NOTES TO FINANCIAL STATEMENTS	39

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	50

NOTICE OF PRIVACY POLICY & PRACTICES	55

ADDITIONAL INFORMATION	56

Dear Shareholder of the M.D. Sass Equity Income Plus Fund (the “Fund”),

Performance

The six months ended November 30, 2015 was a challenging period for the Fund with the disparity in returns between value and growth stocks presenting a significant headwind to performance.  Specifically, during the period, the Russell 1000 Value Index was down -1.11%, while the Russell 1000 Growth Index generated a positive return of +6.12%.  As a value-oriented strategy with a focus on attractive dividend paying stocks, our long portfolio lagged due to the market’s aversion to value names.

We believe there were multiple reasons why the market was fearful of yield-oriented stocks: 1) high yield bond spreads widened due to lack of liquidity and fears of rate hikes; this sell-off caused ripple effects on yield stocks; and 2) we believe that the steep sell-off in energy created negative shocks to demand in Master Limited Partnerships and yield funds generally.

While we share the market’s fear of owning “bond proxies” (i.e. stocks with attractive dividends but no growth), we do not believe that the sell-off in dividend growth stocks was warranted.  Likewise, we remain favorably inclined towards those stocks in the portfolio that we expect to exhibit attractive Earnings Per Share growth coupled with low dividend payout ratios.

Another headwind to the Fund’s performance was the fact that the breadth of market leadership was quite narrow and led by a select group of growth stocks.  During the six months ended November 30, 2015, the S&P 500 Index (“S&P”) was down -0.93%, yet Amazon.com, Inc. (AMZN), Alphabet Inc. (GOOG) and Facebook, Inc. (FB) added +1.41% to the S&P’s return during this time period.  In sum, backing out the performance of a handful of growth stocks would have led to a meaningfully lower return for the S&P.

At a stock level, the largest stock/call contributors to Fund performance during the 6-month period were Delta Air Lines, Inc. (DAL), Mondelez International, Inc. (MDLZ), and The Hartford Financial Services Group, Inc. (HIG), while the most significant stock/call detractors were NorthStar Realty Finance Corp. (NRF), Williams Companies, Inc. (WMB), and Apollo Global Management, LLC (APO).

Portfolio Characteristics

Looking forward, we believe the Fund may benefit from the potential cash flow generation of the portfolio in 2016 given its focus on attractively valued stocks with high and potentially growing dividends, attractive call premiums, and relatively “cheap” index puts.  As of November 30th, 2015, the net cash flow, before Fund expenses, was 9.9%, comprised of the following:

Fund Cash Flow Characteristics as of November 30th, 2015:			30-day SEC Yield
Dividend Yield:	3.1%		Subsidized	Unsubsidized
Call Premium:	9.6%	MDEIX	2.33%	2.05%
Cost of Puts:	-2.8%	MDECX	1.33%	1.06%
Cash Flow	9.9%	MDEPX	1.86%	1.60%

Additionally, in our view, the portfolio is well hedged against a steep market correction with index puts.  The characteristics of the portfolio’s puts as of November 30th, 2015 were as follows:

Weighted Average Downside to Put Strike:	-11%
Weighted Average Days until Expiry of Puts:	42
Percentage of Portfolio Value Covered:	78%

Notably, we have made a conscious effort to shorten the weighted average maturity of the puts to maximize the profit potential from a sharp spike in volatility.  Longer dated puts tend to be less sensitive to sudden moves in volatility relative to front month put contracts.  As such, we have shortened the put maturity to the extent we continue to experience sudden and drastic changes in volatility.

Market Environment for the M.D. Sass Equity Income Plus Strategy

We believe that the current market environment suits our strategy for several reasons:

1.
Correlations have decreased: Post-crisis, the market went through an extended period of high correlation – in other words, stocks were moving together based on macro sentiment rather than on the individual stock fundamentals.  We have now entered a period of low correlation which, we believe, is opportune for stock pickers like ourselves.

2.
Hedging with puts has been “cheap”: The VIX index is a measure of implied volatility in option prices.  The lower the VIX, the more likely options will trade with lower embedded premiums.  While volatility has increased recently, the VIX remains at relatively low levels historically.  We believe the puts in the portfolio are a cheap hedge against a market downturn.

3.
Volatility has increased:  As noted, volatility has returned more recently with the markets experiencing extreme volatility in August of 2015.  In such an environment, the strategy’s ability to produce returns with a potentially lower risk profile through its cash flow generation and index puts may be further highlighted.

4.
Yield is scarce:  In this low interest rate environment, investors demand yield but are concerned about bearing too much interest rate risk.  We believe high dividend yielding stocks with growing dividends offer an attractive alternative to yield-starved investors.  Increased demand for growing, high dividend yielding stocks may also bode well for the Fund’s long equity investments.  Notably, we are intentionally steering clear of “bond proxies” – stocks with attractive yields but no growth.

We appreciate the confidence our shareholders have placed in us.

Past performance is not a guarantee of future results.  Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.

Russell 1000 Value Index:  A broadly diversified index predominantly made up of value stocks of large U.S. companies.

Russell 1000 Growth Index:  A broadly diversified index predominantly made up of value stocks of large U.S. companies.

S&P 500 Index:  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Dividend Yield:  A financial ratio that shows how much a company pays out in dividends each year relative to its share price.  In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Weighted Average Downside to Put Strike:  The amount which a reference security must decline for a put to have value.

Correlation:  A statistical measure of how two securities move in relation to each other.

VIX Index:  A measure of implied volatility in the stock market that is calculated on the basis of short- term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings as of the date hereof, please refer to the Schedule of Investments included in this report.

The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

Dear Shareholder of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund” or “MDSIX”),

Performance Review:

2015 was a challenging year for fixed-income and money market investors due to very low yields and substantial interest rate and credit risks. In that context, we are pleased that through November 30, 2015, MDSIX returned +1.02% annualized since inception (6/30/2011). For the same period, the BofA Merrill Lynch 1-3 Year US Treasury Index (the “Index”) returned +0.62%. These results demonstrate that the Fund was a value-added alternative to other short duration instruments. It is also worth noting that the Index universe is not 100% U.S. Government short duration issues, while the Fund is.

Average Annual Total Return as of 11/30/2015
	1 Year	Since Inception 6/30/11
MDSIX Institutional Class	-0.03%	1.02%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	0.39%	0.62%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1- 855-637-3863.

MDSIX Gross Expense ratio: 0.65%; MDSIX Net Expense ratio: 0.55%*

*	Ratios correlate to the prospectus dated September 28, 2015. The Fund has agreed to waive its management fees and/or reimburse Fund expenses through at least October 1, 2018.

The Fund’s returns have been driven by its strong relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them if and when they become fairly valued.  At November 30, 2015, MDSIX’s 30 Day SEC Yield was +2.51% (2.47% unsubsidized) compared to the BofA/Merrill Lynch 1-3 Year U.S. Treasury Index’s +0.94% yield. These returns and yields were also produced while maintaining a focus on short-term securities. The Fund’s effective duration at November 30, 2015 was 2.16 years.

Non-Treasury fixed-income sectors, in particular corporate credit, underperformed Treasuries during the most recent 6-month period as the market faced strong headwinds from disparate global economic performance, and Federal Reserve (“Fed”) policy uncertainty.  Amid this volatility, the cash flows from our Mortgage Backed Securities (MBS) holdings have remained stable, which we believe is the ultimate driver of the Fund’s return over time.

Market Review:

During the summer period, the Chinese equity market sell-off and unexpected adjustment to the Chinese currency (Renminbi) fixing mechanism surprised the markets and led to a sharp rise in risk aversion. Further concerns about China’s growth outlook also spilled over across major capital markets with sovereign bond yields declining, global equities lower and commodity prices falling. Falling commodity prices and the strong US Dollar in turn triggered disinflationary concerns (through lower US import prices) and suppressed US economic recovery (through lower US exports).

The Federal Open Markets Committee (FOMC) left policy rates unchanged at its September meeting.  The committee expressed “heightened concerns about growth in China and other emerging market economies”, which led to tighter financial conditions given “the drop in equity prices, the further appreciation of the dollar and a widening in risk spreads”. Notwithstanding the decline in the unemployment rate, the persistence of low inflation implied timing uncertainty as to when the Fed would be “reasonably confident that inflation will move back to its 2 percent objective”, a prerequisite for a first rate hike.

As US economic data improved with October non-farm payrolls increasing by 271,000 (vs. consensus of 185,000) and with net upward revisions to prior months, the Fed’s tone turned more hawkish. Testifying before the House Financial Services Committee in November, Chair Yellen commented that if economic data remained supportive, “December would be a live possibility” for the first rate increase.  Treasury yields increased as the market repriced a Fed hike probability by year end.  In December, the Fed raised rates 25 basis points (bps) and the market’s reaction was muted due to the widespread anticipation of such a rate increase.

Globally, markets continued to price in an extension of the European Central Bank’s (ECB) Asset Purchase Programme (APP) beyond Sept 2016, given earlier ECB indication that “policy accommodation will be re-examined in December.” Liquidity conditions deteriorated during the period as reflected by the outflows in credit mutual funds/ETFs and spread widening.  A combination of factors have contributed to such market illiquidity, including ballooning dealer balance sheets, emerging markets, selling of USD-denominated reserves and implementation of new financial institutions regulations in most developed economies which effectively constrained the ability of dealers to inventory bonds and facilitate trades.

Market Outlook:

All factors considered, we continue to remain optimistic on the relative performance of U.S. Agency Mortgage Backed Securities (Agency MBS) going forward.

1.
Attractive Valuation:  Agency MBS have offered attractive valuation and higher yields relative to U.S. Treasuries given a favorable prepayment profile and wider spreads during the period.  Aggregate prepays year-to-date were lower than in 2013, when average mortgage rates were comparable, due to the decrease in Home Affordable Refinance Program (HARP) prepays. With spreads of Agency MBS wider in sympathy with credit (note that Agency MBS have no credit risk), the risk of further contagion to Agency MBS is limited, and therefore we believe the sector remains an attractive and liquid asset for 2016.

2.
Limited High Quality Investment Alternatives:  The spectrum of high quality type investments with more than negligible income remains very limited and therefore short duration Agency MBS may provide attractive relative yields compared to other high credit quality short duration instruments.

3.
Regulations:  Recent changes in SEC rules require institutional prime money market funds to provide floating net asset value (NAV) instead of the stable $1.00 NAV money market investors have been accustomed to. As investors become accustomed to modest changes in NAVs in money market type funds, the demand for strategies like our high quality short-term bond fund should increase and prices should reflect this increased demand.

4.
Federal Reserve Sponsorship:  The Fed continues to add about $20-30 billion worth of Agency MBS per month to its balance sheet through re-investment of interest and principal of its current holdings acquired via Quantitative Easing (QE). This additional buying is supportive of the market for Agency MBS issues.

5.
Demand:  In 2015 domestic banks have added more Agency MBS than the Fed. As the Fed takes out excess reserves from the system, bank demand for Agency MBS might increase further to comply with the Liquid Coverage Ratio requirements. Currently, a significant portion of Level 1 liquid assets of banks are in cash and cash equivalents (i.e. excess reserves). Overall, financial institutions’ buying of high quality risk-weighted assets such as Treasuries and Agency MBS, should remain strong given the sector’s Level 1 or Level 2 regulatory treatment. Separately, the continuing reclassification of banks’ securities holdings from available-for-sale into held-to-maturity (up ~20% Year-To-Date) should also stabilize Agency MBS spreads in our view.

6.
Supply:  Notwithstanding the strong new and existing home sales volumes, rising home prices, and the 50 bps reduction in the Federal Housing Administration’s Mortgage Insurance Premium rate, net issuance YTD remained subdued at around $175 billion. Offsetting factors include the increasing percentage of all-cash home purchases, limited home equity cash-outs, tight mortgage underwriting guidelines, capacity reduction given higher origination, and compliance costs as related to the Consumer Financial Protection Bureau’s Qualified Mortgage (QM) rules.  For 2016, supply should remain constrained given the additional factors of higher interest rate and increasing mortgage loan retention by banks.

7.
Liquidity:  Current regulatory changes, including the Volcker Rule and 5% leverage ratio (i.e. proportion of assets funded by equity capital), require dealer de-risking in both the credit and repurchase markets, and have led to deterioration in overall market liquidity. A recent proposed regulation, Fundamental Review of the Trading Book (FRTB), would further raise dealer capital requirements for trading bonds and potentially further impair secondary market liquidity. Given its agency/government quality and shorter duration, Agency MBS should command a greater liquidity value relative to corporate credits, while offering more attractive yields relative to other high-quality short-term instruments, including repo.

8.
Global Macro Economic Uncertainties:  Due to global economic headwinds, including weak economic growth in both the developed markets (e.g. Europe) and emerging market countries (e.g. China) and ongoing geopolitical (e.g. Greece) risks, Agency MBS and U.S. Treasuries should continue to act as a refuge for both U.S. and global investors.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities, while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings as of the date hereof, please refer to the Schedule of Investments included in this report.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index:  An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Duration:  A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Effective Duration:  Is calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.  Measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.

Basis Point:  Is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Spread:  is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line under each share class in the following tables provides information about actual account values and actual expenses. If you purchase Retail Class shares of the Equity Income Plus Fund you will pay a maximum initial sales charge of 5.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples. The examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)

Institutional Class
Actual	$1,000.00	$ 951.00	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

Retail Class
Actual	$1,000.00	$ 949.20	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55

Class C
Actual	$1,000.00	$ 944.80	$8.51
Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82

(1)	The period is June 1, 2015 – November 30, 2015.
(2)
Expenses for the Institutional Class, Retail Class and Class C are equal to the annualized expense ratio of 0.75%, 1.10% and 1.75%, respectively, multiplied by the average account value over the period, multiplied by 183/366.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass Short Term U.S. Government Agency Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$ 996.40	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.13

(1)	The period is June 1, 2015 – November 30, 2015.
(2)	Expenses for the Institutional Class are equal to the annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 183/366.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s Adviser believes are undervalued.  The Fund’s Adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of November 30, 2015 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*	Written Options (3.75)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2015

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	-4.90%	-2.39%	5.99%
CBOE S&P 500 Buy Write Index	1.91%	7.32%	8.20%
S&P 500 Index	-0.21%	2.75%	13.59%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund – Retail Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2015(1)

			Annualized
			Since
	Six	One	Inception
	Months	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund
Retail Class (with sales charge)	-10.52%	-8.35%	3.14%
Retail Class (without sales charge)	-5.08%	-2.75%	5.69%
CBOE S&P 500 Buy Write Index	1.91%	7.32%	8.20%
S&P 500 Index	-0.21%	2.75%	13.59%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75%.  Returns without sales charge do not reflect the current maximum sale charge.  Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund – Class C
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2015(1)

		Since
	Six	Inception
	Months	(3/24/15)
M.D. Sass Equity Income Plus Fund
Class C (with sales charge)	-6.46%	-5.76%
Class C (without sales charge)	-5.52%	-4.81%
CBOE S&P 500 Buy Write Index	1.91%	3.63%
S&P 500 Index	-0.21%	0.93%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75%.  Returns without sales charge do not reflect the current maximum sale charge.  Had the sales charge been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage backed securities (“Agency MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of November 30, 2015 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2015

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Years	(6/30/11)
M.D. Sass Short Term U.S. Government
Agency Income Fund	-0.36%	-0.03%	0.41%	1.02%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	-0.01%	0.39%	0.55%	0.62%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 U.S. Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $100,000 Investment

*	Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

November 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS* – 85.89%

Airlines – 2.83%
Delta Air Lines, Inc.	97,600	$4,534,496

Automobiles – 1.73%
Harley-Davidson, Inc.	56,600	2,768,872

Biotechnology – 5.20%
Baxalta, Inc.	104,000	3,575,520
Gilead Sciences, Inc.	45,000	4,768,200
		8,343,720

Capital Markets – 1.94%
Lazard Ltd. (a)	66,800	3,104,196

Commercial Banks – 2.34%
Citizens Financial Group, Inc.	141,000	3,754,830

Commercial Services & Supplies – 6.41%
ADT Corp.	143,500	5,089,945
KAR Auction Services, Inc.	137,000	5,196,410
		10,286,355

Consumer Finance – 5.69%
Capital One Financial Corp.	60,500	4,749,855
Discover Financial Services	77,000	4,370,520
		9,120,375

Containers & Packaging – 2.03%
WestRock Co.	64,200	3,250,446

Food & Staples Retailing – 5.73%
CVS Health Corp.	51,700	4,864,453
Walgreens Boots Alliance, Inc.	51,400	4,319,142
		9,183,595

Food Products – 1.90%
Mondelez International, Inc.	69,900	3,051,834

Health Care Equipment & Supplies – 2.19%
Medtronic PLC (a)	46,700	3,518,378

Health Care Providers & Services – 2.61%
McKesson Corp.	22,100	4,184,635

Hotels, Restaurants & Leisure – 8.65%
Apollo Global Management, LLC	227,000	3,706,910
Aramark	157,900	5,150,698
Six Flags Entertainment Corp.	96,600	5,013,540
		13,871,148

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS* – 85.89% (Continued)

Household Durables – 1.82%
Whirlpool Corp.	18,000	$2,925,360

Insurance – 7.09%
Hartford Financial Services Group, Inc.	75,000	3,423,000
MetLife, Inc.	61,600	3,147,144
Prudential Financial, Inc.	55,500	4,803,525
		11,373,669

Media – 4.84%
AMC Entertainment Holdings, Inc.	138,000	3,506,580
Sinclair Broadcast Group, Inc.	61	2,141
Time Warner, Inc.	60,700	4,247,786
		7,756,507

Oil, Gas & Consumable Fuels – 3.47%
EQT Midstream Partners LP	34,000	2,300,100
Occidental Petroleum Corp.	43,100	3,257,929
		5,558,029

Paper & Forest Products – 2.33%
International Paper Co.	89,400	3,739,602

Pharmaceuticals – 10.35%
Pfizer, Inc.	150,500	4,931,885
Sanofi – ADR	93,500	4,134,570
Shire PLC – ADR	11,300	2,354,468
Teva Pharmaceutical Industries Ltd. – ADR	82,300	5,179,139
		16,600,062

Semiconductors & Semiconductor Equipment – 2.15%
Teradyne, Inc.	165,575	3,440,649

Specialty Retail – 1.98%
Williams-Sonoma, Inc.	50,100	3,172,833

Textiles, Apparel & Luxury Goods – 2.61%
Ralph Lauren Corp.	33,700	4,185,877
TOTAL COMMON STOCKS (Cost $138,471,014)		137,725,468

REAL ESTATE INVESTMENT TRUSTS* – 12.34%
Crown Castle International Corp.	45,000	3,865,950
Gaming & Leisure Properties, Inc.	178,012	4,840,146
Lamar Advertising Co.	73,056	4,267,201
NorthStar Realty Europe Corp. (b)	52,200	596,646
NorthStar Realty Financial Corp.	156,250	2,818,750
Outfront Media, Inc.	149,042	3,405,610
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $23,862,500)		19,794,303

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

PURCHASED OPTIONS – 0.32%
Put Options – 0.32%
SPDR S&P 500 ETF Trust
Expiration: December 2015, Exercise Price: $179.00 (b)	1,500	$10,500
Expiration: December 2015, Exercise Price: $195.00 (b)	1,500	118,500
Expiration: January 2016, Exercise Price: $171.00 (b)	600	12,600
Expiration: January 2016, Exercise Price: $180.00 (b)	1,100	45,100
Expiration: January 2016, Exercise Price: $195.00 (b)	1,000	140,000
Expiration: February 2016, Exercise Price: $190.00 (b)	975	189,150
TOTAL PURCHASED OPTIONS (Cost $1,924,869)		515,850

	Shares
SHORT-TERM INVESTMENTS – 2.45%
First American U.S. Treasury Money Market Fund, 0.020% (c)	3,932,491	3,932,491
TOTAL SHORT-TERM INVESTMENTS (Cost $3,932,491)		3,932,491

Total Investments (Cost $168,190,874) – 101.00%		161,968,112
Liabilities in Excess of Other Assets – (1.00)%		(1,609,324)
TOTAL NET ASSETS – 100.00%		$160,358,788

Percentages are stated as a percent of net assets.

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Variable rate security; the rate shown represents the rate at November 30, 2015.
ADR  American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

November 30, 2015 (Unaudited)

	Contracts	Value

CALL OPTIONS
ADT Corp.
Expiration: January 2016, Exercise Price: $34.00	280	$(65,800)
Expiration: January 2016, Exercise Price: $36.00	1,155	(98,175)
AMC Entertainment Holdings, Inc.
Expiration: December 2015, Exercise Price: $29.00	1,380	(20,700)
Apollo Global Management, LLC
Expiration: December 2015, Exercise Price: $21.00	570	(7,125)
Expiration: December 2015, Exercise Price: $25.00	1,700	(8,500)
Aramark
Expiration: January 2016, Exercise Price: $30.00	1,579	(477,647)
Baxalta, Inc.
Expiration: February 2016, Exercise Price: $32.50	1,040	(436,800)
Capital One Financial Corp.
Expiration: December 2015, Exercise Price: $75.00	357	(144,585)
Expiration: January 2016, Exercise Price: $77.50	248	(76,880)
Citizens Financial Group, Inc.
Expiration: January 2016, Exercise Price: $22.50	705	(278,475)
Expiration: April 2016, Exercise Price: $22.50	705	(310,200)
Crown Castle International Corp.
Expiration: January 2016, Exercise Price: $85.00	450	(95,625)
CVS Health Corp.
Expiration: December 2015, Exercise Price: $100.00	85	(1,870)
Expiration: January 2016, Exercise Price: $95.00	432	(99,360)
Delta Air Lines, Inc.
Expiration: December 2015, Exercise Price: $49.00	976	(37,088)
Discover Financial Services
Expiration: January 2016, Exercise Price: $57.50	770	(98,560)
EQT Midstream Partners LP
Expiration: April 2016, Exercise Price: $65.00	340	(236,300)
Gaming & Leisure Properties, Inc.
Expiration: December 2015, Exercise Price: $30.00	300	(2,250)
Expiration: January 2016, Exercise Price: $32.00	1,480	(18,500)
Gilead Sciences, Inc.
Expiration: February 2016, Exercise Price: $110.00	450	(160,200)
Harley-Davidson, Inc.
Expiration: December 2015, Exercise Price: $47.50	566	(107,540)
Hartford Financial Services Group, Inc.
Expiration: December 2015, Exercise Price: $47.00	750	(27,750)
International Paper Co.
Expiration: January 2016, Exercise Price: $44.00	894	(67,050)
KAR Auction Services, Inc.
Expiration: January 2016, Exercise Price: $35.00	670	(204,350)
Expiration: January 2016, Exercise Price: $40.00	700	(24,500)
Lamar Advertising Co.
Expiration: April 2016, Exercise Price: $55.00	730	(316,820)
Lazard Ltd. (a)
Expiration: December 2015, Exercise Price: $44.00	668	(213,760)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

CALL OPTIONS (Continued)
McKesson Corp.
Expiration: January 2016, Exercise Price: $175.00	25	$(41,875)
Expiration: February 2016, Exercise Price: $230.00	196	(4,410)
Medtronic PLC (a)
Expiration: February 2016, Exercise Price: $77.50	467	(79,390)
MetLife, Inc.
Expiration: January 2016, Exercise Price: $52.50	616	(53,592)
Mondelez International, Inc.
Expiration: January 2016, Exercise Price: $45.00	699	(51,726)
NorthStar Realty Europe Corp.
Expiration: March 2016, Exercise Price: $12.50	522	(28,710)
NorthStar Realty Financial Corp.
Expiration: March 2016, Exercise Price: $16.00	1,562	(387,376)
Occidental Petroleum Corp.
Expiration: January 2016, Exercise Price: $67.50	431	(371,738)
Outfront Media, Inc.
Expiration: December 2015, Exercise Price: $23.00	1,490	(44,700)
Pfizer, Inc.
Expiration: January 2016, Exercise Price: $32.00	280	(42,000)
Expiration: January 2016, Exercise Price: $34.00	875	(44,625)
Expiration: February 2016, Exercise Price: $35.00	350	(17,500)
Prudential Financial, Inc.
Expiration: December 2015, Exercise Price: $82.50	555	(260,850)
Ralph Lauren Corp.
Expiration: January 2016, Exercise Price: $110.00	337	(517,295)
Sanofi (a)
Expiration: December 2015, Exercise Price: $45.00	935	(60,775)
Shire PLC (a)
Expiration: January 2016, Exercise Price: $220.00	113	(64,410)
Six Flags Entertainment Corp.
Expiration: December 2015, Exercise Price: $40.00	5	(6,075)
Expiration: March 2016, Exercise Price: $50.00	961	(365,180)
Teradyne, Inc.
Expiration: January 2016, Exercise Price: $18.00	1,655	(471,675)
Teva Pharmaceutical Industries Ltd. (a)
Expiration: January 2016, Exercise Price: $60.00	84	(31,500)
Expiration: March 2016, Exercise Price: $57.50	739	(474,808)
Time Warner, Inc.
Expiration: January 2016, Exercise Price: $62.50	120	(96,900)
Expiration: January 2016, Exercise Price: $75.00	487	(47,726)
Walgreens Boots Alliance, Inc.
Expiration: January 2016, Exercise Price: $80.00	94	(52,452)
Expiration: March 2016, Exercise Price: $90.00	420	(97,440)
WestRock Co.
Expiration: January 2016, Exercise Price: $55.00	642	(36,594)
Whirlpool Corp.
Expiration: January 2016, Exercise Price: $150.00	180	(261,000)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)
	Contracts	Value

CALL OPTIONS (Continued)
Williams-Sonoma, Inc.
Expiration: January 2016, Exercise Price: $65.00	415	$(84,660)
Expiration: January 2016, Exercise Price: $77.50	86	(430)
TOTAL CALL OPTIONS		(7,733,822)
TOTAL WRITTEN OPTIONS (Premiums received $7,018,878)		$(7,733,822)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89%
Fannie Mae-Aces
2014-M5, 0.582%, 01/25/2017 (a)	$428,219	$428,517
2014-M6, 0.520%, 12/25/2017 (a)	2,149,741	2,151,899
2012-M9, 4.191%, 12/25/2017 (a)(b)	10,251,916	580,782
2013-M11, 1.500%, 01/25/2018	261,721	262,495
2014-M8, 0.478%, 05/25/2018 (a)	2,755,399	2,753,250
2015-M4, 0.437%, 09/25/2018 (a)	466,479	466,233
2015-M10, 0.478%, 03/25/2019 (a)	942,371	941,833
2014-M10, 0.169%, 09/25/2019 (a)(b)	120,374,543	368,539

Fannie Mae Pool
735794, 7.000%, 06/01/2017	1,797	1,813
545825, 6.000%, 07/01/2017	18,913	19,341
670372, 6.000%, 09/01/2017	25,816	26,468
254443, 6.000%, 09/01/2017	17,029	17,527
254473, 5.500%, 10/01/2017	76,043	78,350
555872, 5.000%, 11/01/2018	14,419	14,995
AL0217, 5.000%, 11/01/2018	120,781	125,558
889972, 7.000%, 11/01/2018	569	583
725098, 5.500%, 12/01/2018	91,935	95,532
774537, 4.500%, 04/01/2019	106,292	110,196
255176, 4.500%, 04/01/2019	32,913	34,271
725527, 5.500%, 05/01/2019	23,249	24,105
725792, 4.500%, 08/01/2019	50,804	52,988
725707, 5.000%, 08/01/2019	174,938	183,795
725993, 6.000%, 09/01/2019	37,015	38,039
735990, 4.500%, 11/01/2019	104,102	108,187
MA0267, 4.000%, 12/01/2019	224,153	234,314
255547, 4.500%, 01/01/2020	175,696	184,220
357695, 4.500%, 01/01/2020	226,955	236,507
995182, 5.500%, 06/01/2020	31,624	32,959
MA0459, 4.000%, 07/01/2020	725,641	759,280
AB1233, 4.000%, 07/01/2020	704,880	737,735
745440, 4.500%, 07/01/2020	182,477	190,244
AE0413, 4.000%, 10/01/2020	248,452	259,982
735920, 4.500%, 10/01/2020	714,288	751,248
995158, 4.500%, 12/01/2020	345,370	361,770
745238, 6.000%, 12/01/2020	69,844	73,094
MA0630, 4.000%, 01/01/2021	411,456	430,591
MA0688, 4.000%, 03/01/2021	688,147	720,231
745453, 5.500%, 03/01/2021	125,548	134,702
MA0702, 3.000%, 04/01/2021	256,178	265,590
MA0704, 4.000%, 04/01/2021	361,694	378,501
253802, 6.500%, 05/01/2021	50,486	57,893
AE0125, 5.500%, 08/01/2021	83,936	88,568
890330, 5.000%, 10/01/2021	63,970	67,033
995528, 5.000%, 12/01/2021	262,485	278,896
889143, 4.500%, 05/01/2022	52,658	55,385

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Fannie Mae Pool (Continued)
995160, 5.000%, 09/01/2022	$116,948	$121,350
889323, 5.500%, 11/01/2022	124,641	133,955
AB9394, 2.500%, 05/01/2023	444,910	455,492
890156, 5.000%, 05/01/2023	32,050	34,187
995874, 5.500%, 11/01/2023	12,360	13,248
995185, 5.000%, 12/01/2023	161,013	173,621
AS2052, 3.000%, 03/01/2024	416,139	432,803
MA1892, 3.000%, 05/01/2024	367,872	382,570
995865, 4.500%, 07/01/2024	297,716	315,637
255456, 5.500%, 10/01/2024	156,522	174,824
255667, 5.000%, 03/01/2025	187,653	206,978
AD3081, 4.000%, 04/01/2025	150,453	159,769
890216, 4.500%, 07/01/2025	125,858	135,361
735734, 5.500%, 07/01/2025	81,255	90,756
255984, 4.500%, 11/01/2025	23,516	25,426
AE0368, 3.500%, 12/01/2025	338,059	356,013
256045, 5.000%, 12/01/2025	101,022	111,425
3.000%, 12/15/2025	5,125,000	5,305,897
AI1986, 4.000%, 05/01/2026	162,240	172,275
256247, 6.000%, 05/01/2026	24,077	27,274
256272, 5.500%, 06/01/2026	772	862
48081, 4.704%, 12/01/2026 (a)	14,813	15,243
888281, 6.000%, 04/01/2027	127,602	144,545
47935, 4.800%, 05/01/2027 (a)	2,524	2,648
256714, 5.500%, 05/01/2027	132,273	147,740
252284, 6.500%, 01/01/2029	145,727	164,697
323591, 6.500%, 03/01/2029	40,090	45,983
MA0587, 4.000%, 12/01/2030	871,545	932,935
MA0949, 3.500%, 01/01/2032	235,610	247,356
295541, 3.915%, 10/01/2032 (a)	83,560	90,106
676661, 5.500%, 01/01/2033	149,391	167,690
555326, 5.500%, 04/01/2033	321,093	367,959
555531, 5.500%, 06/01/2033	322,869	363,708
555592, 5.500%, 07/01/2033	84,311	94,973
748375, 1.892%, 08/01/2033 (a)	4,824	5,076
733533, 4.500%, 08/01/2033	156,327	169,764
806484, 4.610%, 08/01/2033 (a)	71,229	76,690
725205, 5.000%, 03/01/2034	506,005	561,197
745096, 5.500%, 11/01/2034	152,581	171,914
995801, 5.500%, 12/01/2034	97,323	109,894
888073, 5.500%, 02/01/2035	64,030	72,153
735989, 5.500%, 02/01/2035	61,988	69,813
735670, 5.500%, 03/01/2035	125,509	141,352
735715, 5.500%, 05/01/2035	259,550	292,497
745751, 5.500%, 09/01/2035	75,751	85,576
889929, 5.500%, 08/01/2037	270,699	304,800
4.000%, 12/15/2041	3,000,000	3,182,931

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Fannie Mae REMICS
2002-11, 5.500%, 03/25/2017	$293	$293
2002-7, 5.500%, 03/25/2017	41,160	41,829
2002-7, 6.000%, 03/25/2017	6,029	6,076
2002-59B, 5.500%, 09/25/2017	136,800	140,365
2002-55-GC, 5.500%, 09/25/2017	9,361	9,547
2002-55-QE, 5.500%, 09/25/2017	45,703	46,601
2002-57, 5.500%, 09/25/2017	33,053	33,730
2002-58, 5.500%, 09/25/2017	15,291	15,613
2002-61, 5.500%, 10/25/2017	15,401	15,858
2002-74, 5.000%, 11/25/2017	40,002	41,008
2002-62, 5.500%, 11/25/2017	77,920	80,242
2002-72, 5.500%, 11/25/2017	25,581	26,341
2002-83, 5.000%, 12/25/2017	130,259	134,089
2003-21, 5.000%, 03/25/2018	35,873	36,897
2003-57, 3.500%, 06/25/2018	43,312	44,373
2003-57, 5.000%, 06/25/2018	6,425	6,660
2003-74, 3.750%, 08/25/2018	22,067	22,629
2003-81, 4.500%, 09/25/2018	103,802	107,504
2003-91, 4.500%, 09/25/2018	100,820	104,010
2003-108, 4.000%, 11/25/2018	148,525	152,799
2003-128, 4.000%, 01/25/2019	160,018	164,514
2009-37, 4.000%, 04/25/2019	53,216	54,695
2004-19, 4.000%, 04/25/2019	157,116	161,580
1999-15, 6.000%, 04/25/2019	62,542	66,483
2004-27, 4.000%, 05/25/2019	71,600	74,058
2004-36, 4.500%, 05/25/2019	90,658	93,863
2009-70, 5.000%, 08/25/2019	19,497	20,151
2011-9, 5.000%, 04/25/2020	314,886	328,449
1990-73, 0.000%, 07/25/2020 (c)	31,024	30,108
2011-68, 3.500%, 12/25/2020	76,493	78,940
2012-8, 2.000%, 12/25/2021	374,203	378,717
2003-17, 5.500%, 03/25/2023	190,008	206,866
2008-24, 5.000%, 04/25/2023	312,045	323,897
2008-36, 4.500%, 05/25/2023	167,179	176,831
2003-80, 4.000%, 06/25/2023	2,489	2,528
2003-55, 5.000%, 06/25/2023	532,080	572,943
2003-48, 5.000%, 06/25/2023	128,093	137,656
2003-49, 5.500%, 06/25/2023	1,552	1,553
2008-62, 4.000%, 07/25/2023	121,508	125,564
2011-74, 4.000%, 03/25/2026	155,348	163,215
2001-64, 6.000%, 11/25/2031	252,554	282,779
2003-44, 0.971%, 06/25/2033 (a)	250,143	256,002
2005-27, 5.500%, 05/25/2034	25,798	26,947
2005-23, 5.000%, 04/25/2035	27,629	29,487
2005-62, 4.750%, 07/25/2035	37,479	39,451
2006-70, 0.000%, 06/25/2036 (c)	276,891	253,822
2007-1, 0.471%, 02/25/2037 (a)	79,310	79,009

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Fannie Mae REMICS (Continued)
2007-33, 5.500%, 04/25/2037	$10,143	$11,322
2010-90, 4.000%, 04/25/2040	245,272	253,928

FHLMC Multifamily Structured Pass Through Certificates
K-002, 4.879%, 05/19/2017	333,556	348,710
K-701, 3.882%, 11/25/2017 (a)	1,353,000	1,412,842
K-706, 1.691%, 06/25/2018	71,647	72,158
K-F01, 0.543%, 04/25/2019 (a)	20,104	20,086
K-714, 0.870%, 10/25/2020 (a)(b)	11,928,114	359,315
Q-001, 1.701%, 04/25/2021	871,972	874,363
K-720, 0.545%, 08/25/2022 (a)(b)	9,750,000	294,591
K-023, 1.428%, 08/25/2022 (a)(b)	4,875,288	341,292

FHLMC-GNMA
G023, 0.671%, 11/25/2023 (a)	210,587	212,927

Freddie Mac Gold Pool
E0-1098, 6.000%, 02/01/2017	33,563	34,248
E0-1138, 6.500%, 03/01/2017	7,527	7,700
E0-1140, 6.000%, 05/01/2017	54,632	55,971
G1-1409, 6.000%, 05/01/2017	9,657	9,864
G1-1418, 6.500%, 07/01/2017	25,319	25,857
G1-1350, 6.000%, 10/01/2017	35,305	36,008
G1-1337, 5.500%, 11/01/2017	128,515	132,273
E0-1251, 5.500%, 11/01/2017	216,773	223,606
G1-1509, 6.000%, 03/01/2018	22,967	23,543
G1-1516, 6.000%, 03/01/2018	12,237	12,500
E0-1343, 5.000%, 04/01/2018	43,921	45,465
G1-1399, 5.500%, 04/01/2018	30,424	31,210
E0-1386, 5.000%, 06/01/2018	12,444	12,881
E0-1488, 5.000%, 10/01/2018	62,879	65,089
E0-1490, 5.000%, 11/01/2018	208,642	219,337
E0-1497, 5.500%, 11/01/2018	18,907	19,835
G1-2471, 4.500%, 12/01/2018	97,951	101,234
G1-2883, 5.000%, 12/01/2018	107,097	110,862
G1-1731, 5.500%, 12/01/2018	111,974	117,171
G1-1551, 5.500%, 02/01/2019	32,164	33,425
G1-1574, 6.000%, 02/01/2019	24,879	25,497
G1-3052, 5.000%, 03/01/2019	75,793	78,458
C9-0256, 6.500%, 03/01/2019	36,016	41,077
B1-5137, 4.000%, 06/01/2019	40,472	42,209
G1-2081, 4.500%, 06/01/2019	17,592	18,228
G1-8009, 5.000%, 09/01/2019	58,352	61,365
G1-1694, 6.500%, 09/01/2019	48,790	50,263
G1-8016, 5.000%, 10/01/2019	250,416	263,379
G1-3330, 6.000%, 10/01/2019	6,700	6,864
G1-8020, 4.500%, 11/01/2019	225,648	235,156

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Freddie Mac Gold Pool (Continued)
G1-1653, 5.500%, 12/01/2019	$255,608	$268,380
G1-1650, 5.000%, 02/01/2020	31,110	32,718
G1-2569, 4.000%, 05/01/2020	225,534	235,231
G1-1717, 5.000%, 06/01/2020	69,863	74,180
G1-1722, 5.000%, 07/01/2020	84,339	89,333
G1-1754, 6.000%, 07/01/2020	2,082	2,195
G1-3272, 4.500%, 08/01/2020	112,604	116,458
G1-1838, 6.000%, 08/01/2020	35,582	37,156
G1-3312, 4.500%, 09/01/2020	63,868	66,067
G1-3318, 5.000%, 10/01/2020	322,631	335,081
G1-1773, 5.000%, 10/01/2020	48,182	51,060
G1-2046, 4.000%, 12/01/2020	81,486	85,029
G1-2911, 4.000%, 02/01/2021	35,909	37,474
G1-1938, 4.500%, 03/01/2021	118,870	123,902
G1-2189, 5.500%, 03/01/2021	155,655	166,196
G1-2121, 5.500%, 04/01/2021	100,918	108,086
G1-1941, 5.500%, 04/01/2021	11,201	12,044
G1-4200, 4.000%, 06/01/2021	127,933	133,613
G1-2239, 5.500%, 07/01/2021	36,888	39,816
G1-2322, 5.500%, 07/01/2021	16,127	17,356
C9-0457, 6.500%, 07/01/2021	7,215	8,230
G1-3621, 6.500%, 08/01/2021	78,423	80,503
G1-2381, 5.000%, 09/01/2021	189,754	203,274
G1-2456, 4.000%, 10/01/2021	84,572	88,217
G1-2403, 5.000%, 10/01/2021	113,437	121,509
J1-7228, 3.000%, 11/01/2021	206,743	214,441
G1-2717, 5.500%, 11/01/2021	15,735	16,682
G1-4904, 4.500%, 12/01/2021	190,756	197,299
G1-2942, 4.500%, 01/01/2022	60,895	63,111
G1-2491, 5.000%, 01/01/2022	342,851	366,968
G1-2977, 5.500%, 10/01/2022	68,187	73,809
G3-0234, 6.500%, 11/01/2022	4,153	4,737
G1-2935, 5.000%, 01/01/2023	42,610	45,942
G1-3007, 5.000%, 03/01/2023	117,408	126,062
C9-0689, 4.500%, 07/01/2023	298,332	322,031
G1-3345, 6.500%, 10/01/2023	39,875	42,703
G1-3390, 6.000%, 01/01/2024	116,118	127,208
G1-4160, 6.000%, 01/01/2024	64,683	66,793
G1-3610, 5.500%, 02/01/2024	87,869	95,387
G1-3692, 5.500%, 02/01/2024	54,750	59,230
C9-0830, 4.500%, 05/01/2024	246,030	265,574
G1-5123, 3.000%, 06/01/2024	252,212	262,487
G1-4223, 5.500%, 07/01/2024	85,425	89,955
G1-8323, 4.500%, 09/01/2024	261,537	282,896
G1-8330, 4.500%, 11/01/2024	220,359	238,289
G1-4800, 4.000%, 06/01/2025	445,795	475,426
J1-2635, 4.000%, 07/01/2025	157,074	167,586

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Freddie Mac Gold Pool (Continued)
G3-0289, 7.000%, 09/01/2025	$530,831	$582,625
J1-3273, 3.500%, 10/01/2025	247,385	260,305
C9-0931, 5.000%, 11/01/2025	48,993	53,688
J1-3585, 3.500%, 11/01/2025	100,236	105,477
C9-0945, 5.000%, 01/01/2026	128,345	140,641
J1-4785, 4.000%, 03/01/2026	266,801	284,505
G1-4159, 4.000%, 06/01/2026	384,454	410,171
G1-5112, 4.500%, 06/01/2026	172,598	178,509
G1-4391, 5.000%, 06/01/2026	108,953	116,200
G3-0293, 5.000%, 07/01/2026	82,170	90,042
G1-5113, 4.500%, 09/01/2026	120,446	125,420
C9-0989, 6.000%, 09/01/2026	111,812	126,116
C9-0994, 6.000%, 10/01/2026	59,597	67,222
G1-4350, 4.000%, 12/01/2026	217,015	231,428
C9-1075, 6.000%, 08/01/2027	181,207	204,307
3.000%, 12/15/2027	4,900,000	5,070,390
G0-1584, 5.000%, 08/01/2033	161,051	178,964
G0-5168, 5.000%, 12/01/2034	35,648	39,666
G0-4913, 5.000%, 03/01/2038	153,403	168,538
H0-9207, 6.500%, 08/01/2038	155,088	174,129

Freddie Mac Non Gold Pool
54-9850, 8.000%, 12/01/2016	6	6
30-4276, 8.000%, 07/01/2018	870	894

Freddie Mac REMICS
2344, 6.000%, 08/15/2016	47,868	48,614
2354, 5.750%, 09/15/2016	25,796	26,104
2381, 5.500%, 11/15/2016	58,721	59,498
3787, 1.750%, 01/15/2017	186,979	187,302
2458, 5.500%, 06/15/2017	7,171	7,228
2503-BH, 5.500%, 09/15/2017	7,502	7,733
2503-TG, 5.500%, 09/15/2017	157,889	162,970
3390, 0.397%, 10/15/2017 (a)	109,616	109,726
2513-DB, 5.000%, 10/15/2017	24,674	25,275
2508, 5.000%, 10/15/2017	45,053	46,287
2515, 5.000%, 10/15/2017	76,839	78,771
2509, 5.000%, 10/15/2017	7,596	7,791
2510, 5.000%, 10/15/2017	24,075	24,754
2513-JE, 5.000%, 10/15/2017	44,421	45,727
2564, 5.500%, 10/15/2017	70,007	72,266
2543, 5.000%, 12/15/2017	92,191	94,945
2555, 4.250%, 01/15/2018	60,400	61,994
2575, 5.000%, 02/15/2018	40,972	42,125
2564, 5.000%, 02/15/2018	94,398	97,513
2617, 4.500%, 05/15/2018	190,292	196,551
2627, 4.500%, 06/15/2018	70,654	72,841

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Freddie Mac REMICS (Continued)
2631, 4.500%, 06/15/2018	$40,167	$41,510
2663, 5.000%, 08/15/2018	159,100	164,948
2686, 3.500%, 10/15/2018	127,549	130,254
2685, 4.000%, 10/15/2018	228,454	234,822
2695, 4.000%, 10/15/2018	183,931	189,494
2696, 4.000%, 10/15/2018	52,598	53,864
2707, 4.500%, 11/15/2018	112,236	116,517
2720, 5.000%, 12/15/2018	79,083	82,346
2786, 4.000%, 04/15/2019	153,278	158,703
2790, 5.000%, 05/15/2019	100,548	103,932
3563, 4.000%, 08/15/2019	210,732	218,046
2895, 4.000%, 11/15/2019	121,738	125,751
3414, 4.000%, 12/15/2019	158,189	163,307
2934, 0.000%, 02/15/2020 (c)	82,313	78,912
2999, 4.500%, 07/15/2020	102,577	106,700
3033, 4.500%, 09/15/2020	82,855	86,082
3621, 5.000%, 01/15/2021	26,970	27,010
3291, 4.500%, 03/15/2022	200,522	209,132
3288, 4.500%, 03/15/2022	263,471	272,814
2649, 3.500%, 07/15/2023	49,212	50,834
2676, 5.000%, 09/15/2023	415,886	447,272
2720, 5.000%, 12/15/2023	158,673	170,979
3842, 3.500%, 12/15/2023	33,867	34,154
2783, 5.000%, 04/15/2024	242,689	262,299
2824, 5.000%, 07/15/2024	11,578	12,527
2835, 5.500%, 08/15/2024	135,595	147,199
2877, 5.000%, 10/15/2024	119,322	129,082
2892, 5.000%, 11/15/2024	456,142	493,093
3741, 3.500%, 03/15/2025	71,997	74,637
3784, 4.000%, 01/15/2026	79,714	84,619
3803, 4.000%, 11/15/2028	154,806	159,247
2344, 6.500%, 08/15/2031	39,766	46,056
2752, 5.000%, 10/15/2032	30,093	30,126
3136, 0.497%, 04/15/2036 (a)	293,985	296,046
3807, 4.000%, 11/15/2039	302,278	320,526
3867, 3.500%, 04/15/2040	234,776	245,335

Freddie Mac Strips
S0-1556, 0.000%, 04/01/2028 (c)	516,774	458,424

FRESB Mortgage Trust
2015-SB2, 2.086%, 07/25/2035 (a)	1,999,287	1,992,141
2015-SB7, 2.370%, 09/25/2035 (a)	1,000,000	999,852
2015-SB3, 2.012%, 08/25/2042 (a)	1,999,229	1,980,486

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

MORTGAGE BACKED SECURITIES – 76.89% (Continued)
Ginnie Mae I Pool
781367X, 6.000%, 11/15/2016	$3,465	$3,514
781464X, 7.000%, 07/15/2017	3,844	3,942
603378X, 5.000%, 01/15/2018	23,116	23,752
781567X, 5.000%, 02/15/2018	24,379	25,449
781731X, 4.500%, 11/15/2018	112,624	116,382
782098X, 6.000%, 01/15/2020	141,053	147,398
781919X, 5.000%, 05/15/2020	296,806	313,618
782039X, 5.500%, 11/15/2020	117,449	125,394
782232X, 5.000%, 07/15/2021	193,970	204,927
782618X, 4.500%, 04/15/2024	200,123	213,815
741854X, 4.000%, 05/15/2025	321,402	340,162

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	643,468	631,869
2009-104, 4.250%, 07/20/2036	95,670	96,260
2008-55, 5.000%, 07/20/2037	1,434	1,433
2010-112, 3.000%, 04/20/2038	79,387	80,761
2011-40, 2.500%, 06/20/2038	62,509	62,897
2009-15, 4.250%, 12/20/2038	292,957	303,046
2009-101, 4.000%, 08/20/2039	176,339	185,939
2009-69, 4.000%, 08/20/2039	230,279	245,854
2013-55, 1.579%, 12/16/2042	716,464	706,804
2015-97, 2.400%, 04/16/2043	986,875	994,307
2013-107, 0.711%, 11/16/2047 (a)(b)	6,733,956	327,466
2013-15, 0.629%, 08/16/2051 (a)(b)	7,151,433	386,330
2013-07, 0.497%, 05/16/2053 (a)(b)	9,912,623	489,618
2013-01, 0.916%, 02/16/2054 (a)(b)	9,483,250	667,974
2013-105, 0.683%, 06/16/2054 (a)(b)	4,765,733	199,969
2013-17, 0.892%, 06/16/2054 (a)(b)	18,024,302	976,685
2013-40, 1.016%, 06/16/2054 (a)(b)	12,053,097	720,916
2013-101, 0.846%, 10/16/2054 (a)(b)	6,785,203	335,878
2013-156, 0.855%, 06/16/2055 (a)(b)	7,153,099	394,765
2014-01, 0.676%, 09/16/2055 (a)(b)	8,115,972	396,114
2014-54, 0.820%, 09/16/2055 (a)(b)	11,704,703	670,383
2014-120, 0.763%, 04/16/2056 (a)(b)	3,420,983	201,783
2014-73, 0.830%, 04/16/2056 (a)(b)	12,983,043	751,843
2014-138, 0.870%, 04/16/2056 (a)(b)	2,840,618	195,726
2015-130, 0.991%, 07/16/2057 (a)(b)	3,960,539	293,963
TOTAL MORTGAGE BACKED SECURITIES (Cost $82,565,154)		82,640,679

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Principal
	Amount	Value

U.S. GOVERNMENT NOTE/BOND – 13.81%
United States Treasury Inflation Indexed Bond
0.125%, 04/15/2016	$1,034,870	$1,030,067
United States Treasury Note/Bond
0.375%, 02/15/2016	1,000,000	1,000,352
0.625%, 08/15/2016	3,325,000	3,326,104
0.625%, 12/31/2016	2,580,000	2,576,674
0.875%, 07/15/2017	850,000	850,299
1.750%, 09/30/2019	6,000,000	6,066,210
TOTAL U.S. GOVERNMENT NOTE/BOND (Cost $14,899,144)		14,849,706

U.S. TREASURY BILL – 2.78%
United States Treasury Bill
0.000%, 09/15/2016	3,000,000	2,989,704
TOTAL U.S. TREASURY BILL (Cost $2,992,052)		2,989,704
	Shares

SHORT-TERM INVESTMENTS – 19.00%
First American U.S. Treasury Money Market Fund, 0.020% (a)	20,420,903	20,420,903
TOTAL SHORT-TERM INVESTMENTS (Cost $20,420,903)		20,420,903

Total Investments (Cost $120,877,253) – 112.48%		120,900,992
Liabilities in Excess of Other Assets- (12.48)%		(13,415,937)
TOTAL NET ASSETS – 100.00%		$107,485,055

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2015.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

November 30, 2015 (Unaudited)

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
ASSETS
Investments, at value (cost $168,190,874 and $120,877,253)	$161,968,112	$120,900,992
Cash	1,553,743	—
Receivable for investments sold	4,560,654	54
Dividends and interest receivable	457,134	377,128
Receivable for Fund shares sold	1,773	16,085
Other assets	39,885	18,946
TOTAL ASSETS	168,581,301	121,313,205
LIABILITIES
Written options, at value (premiums received of $7,018,878 and $—, respectively)	7,733,822	—
Payable for investments purchased	300,502	13,748,734
Payable for Fund shares redeemed	61,052	—
Payable to Adviser	56,473	14,872
Payable to affiliates	45,428	36,855
Payable for distribution fees	2,067	593
Payable for shareholder servicing fees	2,817	—
Accrued expenses and other liabilities	20,352	27,096
TOTAL LIABILITIES	8,222,513	13,828,150
NET ASSETS	$160,358,788	$107,485,055

Net Assets Consist Of:
Paid-in capital	$162,282,829	$111,683,424
Accumulated undistributed net investment income (loss)	1,085,325	(197,977)
Accumulated net realized gain (loss) from investments	3,928,340	(4,024,131)
Net unrealized appreciation (depreciation) on investments:
Investments and purchased options	(6,222,762)	23,739
Written options	(714,944)	—
Net Assets	$160,358,788	$107,485,055

Retail Class Shares
Net assets	2,879,455	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	265,190	N/A
Net asset value, offering price and redemption price per share	$10.86	N/A
Maximum offering price per share(1)	$11.52	N/A
Institutional Class Shares
Net assets	157,373,810	107,485,055
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	14,465,583	11,004,706
Net asset value, offering price and redemption price per share	$10.88	$9.77
Class C Shares
Net assets	105,523	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	11,200	N/A
Net asset value, offering price and redemption price per share	$9.42	N/A

(1)	Reflects a maximum sales charge of 5.75% for the Equity Income Plus Fund ($10.86/0.9425).

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Six Months Ended November 30, 2015 (Unaudited)

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
INVESTMENT INCOME
Dividend income	$2,753,411 (1)	$—
Interest income (net of amortization and paydown gains and losses)	—	1,167,051
TOTAL INVESTMENT INCOME	2,753,411	1,167,051

EXPENSES
Management fees	611,808	149,455
Administration and accounting fees	96,905	56,654
Transfer agent fees and expenses	39,528	22,281
Federal and state registration fees	29,340	15,474
Audit and tax fees	9,639	9,129
Legal fees	9,543	6,723
Custody fees	7,584	9,939
Chief Compliance Officer fees	6,039	6,039
Reports to shareholders	3,870	1,479
Distribution fees – Retail Class	3,252	875
Trustees’ fees	2,835	2,835
Pricing expenses	2,403	32,106
Shareholder servicing fees – Retail Class	1,301	—
Distribution fees – Class C	1,041	—
Shareholder servicing fees – Class C	347	—
Other expenses	4,925	3,288
TOTAL EXPENSES	830,360	316,277
Less waivers and reimbursement by Adviser (Note 4)	(211,317)	(9,086)
NET EXPENSES	619,043	307,191
NET INVESTMENT INCOME	2,134,368	859,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments:
Investments and purchased options	1,814,898	348,902
Written options	4,645,518	—
Change in net unrealized appreciation (depreciation) on investments:
Investments and purchased options	(16,770,966)	(1,566,799)
Written options	(527,029)	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,837,579)	(1,217,897)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(8,703,211)	$(358,037)

(1)	Net of $11,992 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2015	Year Ended
	(Unaudited)	May 31, 2015
FROM OPERATIONS
Net investment income	$2,134,368	$2,115,092
Net realized gain (loss) from:
Investments and purchased options	1,814,898	2,221,354
Written options	4,645,518	(2,825,232)
Change in net unrealized appreciation (depreciation) on:
Investments and purchased options	(16,770,966)	5,448,856
Written options	(527,029)	176,834
Net increase (decrease) in net assets from operations	(8,703,211)	7,136,904

FROM DISTRIBUTIONS
Net investment income – Retail Class	(20,470)	(32,244)
Net investment income – Institutional Class	(1,357,098)	(1,979,803)
Net investment income – Class C	(5,183)	(6)
Net realized gains – Retail Class	—	(15,534)
Net realized gains – Institutional Class	—	(828,544)
Net decrease in net assets resulting from distributions paid	(1,382,751)	(2,856,131)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	868,429	1,282,245
Proceeds from shares sold – Institutional Class	33,365,939	112,014,743
Proceeds from shares sold – Class C	700,004	61,416
Shares issued in reinvestment of distributions – Retail Class	18,781	43,308
Shares issued in reinvestment of distributions – Institutional Class	671,992	2,345,229
Shares issued in reinvestment of distributions – Class C	4,845	6
Payments for shares redeemed – Retail Class	(186,047)	(325,143)
Payments for shares redeemed – Institutional Class	(26,490,621)	(30,242,362)
Payments for shares redeemed – Class C	(624,975)	—
Net increase in net assets from capital share transactions	8,328,347	85,179,442

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,757,615)	89,460,215

NET ASSETS:
Beginning of period	162,116,403	72,656,188
End of period	$160,358,788	$162,116,403

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$1,085,325	$333,708

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2015	Year Ended
	(Unaudited)	May 31, 2015
FROM OPERATIONS
Net investment income	$859,860	$1,505,799
Net realized gain from investments	348,902	613,175
Change in net unrealized depreciation on investments	(1,566,799)	(1,336,084)
Net increase (decrease) in net assets from operations	(358,037)	782,890

FROM DISTRIBUTIONS
Net investment income – Retail Class	(8,899)	(24,643)
Net investment income – Institutional Class	(1,058,419)	(2,121,653)
Net decrease in net assets resulting from distributions paid	(1,067,318)	(2,146,296)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Retail Class	—	297,506
Proceeds from shares sold – Institutional Class	42,597,762	11,464,689
Proceeds from exchange of Retail Class – Institutional Class	1,377,600	—
Shares issued in reinvestment of distributions – Retail Class	7,932	24,639
Shares issued in reinvestment of distributions – Institutional Class	923,579	1,750,896
Payments for shares redeemed – Retail Class	(510)	(2,526)
Payments for shares redeemed – Institutional Class	(19,678,943)	(37,595,835)
Payments for exchange to Institutional Class – Retail Class	(1,377,600)	—
Net increase (decrease) in net assets from capital share transactions	23,849,820	(24,060,631)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,424,465	(25,424,037)

NET ASSETS:
Beginning of period	85,060,590	110,484,627
End of period	$107,485,055	$85,060,590

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)	$(197,977)	$9,481

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Six Months Ended
	November 30, 2015	Year Ended	Period Ended
	(Unaudited)	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.54	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.14	0.22	0.31
Net realized and unrealized gain (loss) on investments	(0.71)	0.48	1.06
Total from investment operations	(0.57)	0.70	1.37

Less distributions paid:
From net investment income	(0.09)	(0.22)	(0.22)
From realized gain	—	(0.09)	—
Total distributions paid	(0.09)	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$10.88	$11.54	$11.15

Total Return(4)(6)	-4.90%	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$157,374	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.01%	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	2.36%	1.61%	2.61%
After waivers and reimbursements of expenses	2.62%	1.91%	3.15%

Portfolio turnover rate(4)	26.64%	87.20%	53.61%

(1)	The Institutional share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Retail Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Six Months Ended
	November 30, 2015	Year Ended	Period Ended
	(Unaudited)	May 31, 2015	May 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$11.53	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.13	0.18	0.29
Net realized and unrealized gain (loss) on investments	(0.72)	0.49	1.06
Total from investment operations	(0.59)	0.67	1.35

Less distributions paid:
From net investment income	(0.08)	(0.19)	(0.21)
From realized gain	—	(0.09)	—
Total distributions paid	(0.08)	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$10.86	$11.53	$11.14

Total Return(4)(6)	-5.08%	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$2,879	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.36%	1.40%	1.56%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	2.11%	1.31%	2.50%
After waivers and reimbursements of expenses	2.37%	1.61%	2.96%

Portfolio turnover rate(4)	26.64%	87.20%	53.61%

(1)	The Retail share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	November 30, 2015	Period Ended
	(Unaudited)	May 31, 2015(1)
Net Asset Value, Beginning of Period	$10.05	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.09	0.00 (4)
Net realized and unrealized gain (loss) on investments	(0.65)	0.07
Total from investment operations	(0.56)	0.07

Less distributions paid:
From net investment income	(0.07)	(0.02)
From realized gain	—	—
Total distributions paid	(0.07)	(0.02)

Net Asset Value, End of Period	$9.42	$10.05

Total Return(5)(7)	-5.52%	0.75%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$106	$61

Ratio of expenses to average net assets(6)
Before waivers and reimbursements of expenses	2.01%	2.12%
After waivers and reimbursements of expenses	1.75%	1.75%

Ratio of net investment income to average net assets(6)
Before waivers and reimbursements of expenses	1.67%	(0.30)%
After waivers and reimbursements of expenses	1.93%	0.07%

Portfolio turnover rate(5)	26.64%	87.20%

(1)	The C class commenced operations on March 25, 2015.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Less than 0.5 cent per share.
(5)	Not annualized.
(6)	Annualized.
(7)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended
	November 30,	Year Ended	Year Ended	Year Ended	Period Ended
	2015	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Year/Period	$9.91	$10.06	$10.07	$10.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.08	0.15	0.01	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.12)	(0.08)	0.18	0.11	0.33
Total from investment operations	(0.04)	0.07	0.19	0.01	0.29

Less distributions paid:
From net investment income	(0.10)	(0.22)	(0.20)	(0.14)	(0.09)
Total distributions paid	(0.10)	(0.22)	(0.20)	(0.14)	(0.09)

Net Asset Value, End of Year/Period	$9.77	$9.91	$10.06	$10.07	$10.20

Total Return(4)(6)	-0.36%	0.75%	1.14%	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$107,485	$83,678	$109,404	$124,016	$143,623

Ratio of expenses to average net assets(5)
Before waivers and
reimbursements of expenses	0.64%	0.65%	0.71%	0.59%	0.63%
After waivers and
reimbursements of expenses	0.62%	0.66%	0.70%	0.59%	0.63%

Ratio of net investment income (loss)
to average net assets(5)
Before waivers and
reimbursements of expenses	1.71%	1.52%	0.12%	(0.96)%	(0.39)%
After waivers and
reimbursements of expenses	1.73%	1.51%	0.13%	(0.96)%	(0.39)%

Portfolio turnover rate(4)	80.87%	99.63%	72.73%	78.90%	87.78%

(1)	The Institutional share class commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
November 30, 2015 (Unaudited)

1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Short Term U.S. Government Agency Income Fund”) is to achieve a high and stable rate of return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Short Term U.S. Government Agency Income Fund currently offers one class of shares, the Institutional Class.  Effective February 20, 2014, the Short Term U.S. Government Agency Income Fund ceased offering its StoneCastle Treasurer Class.  Effective September 1, 2015, the Short Term U.S. Government Agency Income Fund ceased offering its Retail Class.  The Equity Income Plus Fund currently offers three classes of shares, the Institutional Class, the Retail Class and the Class C. The Retail Class shares are subject to a 0.25% distribution (12b-1) fee and a 0.10% shareholder servicing fee.  The Class C shares are subject to a 0.75% distribution (12b-1) fee and a 0.25% shareholder servicing fee.  Each class of shares in both Funds have identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single class of shares.  Retail Class shares of the Equity Income Plus Fund are subject to a maximum initial sales charge of 5.75% imposed at the time of purchase.  Class C shares of the Equity Income Plus Fund are subject to a deferred maximum sales charge of 1.00% if redeemed within 12 months of purchase. The Short Term U.S. Government Agency Income Fund’s registration statement became effective on June 22, 2011.  The Institutional share class commenced operations on June 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Retail Classes commenced operations.  The Class C shares commenced operations on March 25, 2015.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), advisers to the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service) and will generally be classified as level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued at the mean by pricing service providers.  Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized as level 2 of the fair value hierarchy.

U.S. Government Agency Securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized as level 2 of the fair value hierarchy.

Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as level 2.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2015:

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

Equity Income Plus Fund

	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks(1)	$137,725,468	$—	$—	$137,725,468
Real Estate Investment Trusts	19,794,303	—	—	19,794,303
Purchased Options	515,850	—	—	515,850
Total Equities	$158,035,621	$—	$—	$158,035,621
Short-Term Investments	$3,932,491	$—	$—	$3,932,491
Total Investments in Securities	$161,968,112	$—	$—	$161,968,112
Liabilities:
Written Options	$(2,629,784)	$(5,104,038)	$—	$(7,733,822)
Total Liabilities	$(2,629,784)	$(5,104,038)	$—	$(7,733,822)

(1) See the Schedule of Investments for industry classifications.

Short Term U.S. Government Agency Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$82,640,679	$—	$82,640,679
U.S. Government Note/Bond	—	14,849,706	—	14,849,706
U.S. Treasury Bill	—	2,989,704	—	2,989,704
Total Fixed Income	$—	$100,480,089	$—	$100,480,089
Short-Term Investments	20,420,903	—	—	20,420,903
Total Investments in Securities	$20,420,903	$100,480,089	$—	$120,900,992

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.  During the period, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b)	Derivative Instruments

The Short Term U.S. Government Agency Income Fund did not hold any financial derivative instruments during the year.

The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the year.

The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statements of Assets and Liabilities as of November 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statements of Assets &		Statements of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$515,580	at value	$(7,733,822)
Total		$515,580		$(7,733,822)

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The effect of derivative instruments for the Equity Income Plus Fund on the Statements of Operations for the period ended November 30, 2015 was as follows:

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(405,614)	$4,645,518	$4,239,904
Total	$(405,614)	$4,645,518	$4,239,904

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$168,128	$(527,029)	$(358,901)
Total	$168,128	$(527,029)	$(358,901)

(1) Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the period ended November 30, 2015 for the Equity Income Plus Fund were as follows:

	Contracts	Premiums
Outstanding, beginning of period	35,003	$6,094,251
Options written	80,577	15,197,809
Options terminated in closing transactions	(60,926)	(11,269,870)
Options exercised	(4,707)	(1,367,618)
Options expired	(14,626)	(1,635,694)
Outstanding, end of period	35,321	$7,018,878

As of November 30, 2015, the fair value of long positions which served as collateral for call options written was $157,510,613.

Transactions in purchased options during the period ended November 30, 2015 were as follows:

Contracts
Outstanding, beginning of period	7,300
Options purchased	16,150
Options terminated in closing transactions	(13,775)
Options expired	(3,000)
Outstanding, end of period	6,675

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended November 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  12b-1 fees are expensed at 0.25% of average daily net assets of the Retail Class shares of the Funds and 0.75% of average daily net assets of the Class C shares of the Equity Income Plus Fund.  Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Retail Class shares of the Equity Income Plus Fund and 0.25% of average daily net assets of the Class C shares of the Equity Income Plus Fund.  Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended May 31, 2015 and May 31, 2014 were as follows:

Equity Income Plus Fund
	May 31, 2015	May 31, 2014
Ordinary Income	$2,012,053	$1,244,551
Long-Term Capital Gain	844,078	—

Short Term U.S. Government Agency Income Fund
	May 31, 2015	May 31, 2014
Ordinary Income	$2,146,296	$1,300,316
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
Cost basis of investments for federal income tax purposes	$159,920,652	$91,645,056
Gross tax unrealized appreciation	16,317,735	2,417,707
Gross tax unrealized depreciation	(8,613,770)	(827,169)
Net tax unrealized appreciation	7,703,965	1,590,538
Undistributed ordinary income	327,547	9,481
Undistributed long-term capital gain	318,324	—
Total distributable earnings	645,871	9,481
Other accumulated losses	(187,915)	(4,373,033)
Total accumulated gain/(losses)	$8,161,921	$(2,773,014)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and straddle adjustments.

At May 31, 2015, the Short Term U.S. Government Agency Income Fund had short-term capital loss carryovers of $3,705,614, and the Short Term U.S. Government Agency Income Fund had long-term capital loss carryovers of $667,419.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2015, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Short Term U.S. Government Agency Income Fund
Undistributed Net Investment Income/(Loss)	$646,743
Accumulated Net Realized Gain/(Loss)	$(646,743)

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$69,838
Accumulated Net Realized Gain/(Loss)	$(69,838)

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	September 28, 2016	0.75%
Retail Class	September 28, 2016	1.10%
Class C	September 28, 2016	1.75%
Short Term U.S. Government Agency Income Fund
Institutional Class	October 1, 2018	0.55%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  Effective September 28, 2015 the expense limitation ratio in the Short Term U.S. Government Agency Income Fund was reduced from 0.70% to 0.55%. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	November 30, 2019	May 31, 2018	May 31, 2017
Equity Income Plus Fund
Institutional Class	$207,544	$330,702	$239,981
Retail Class	3,409	5,756	2,381
Class C	364	17	—
Short Term U.S. Government
Agency Income Fund
Institutional Class	9,086	—	—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Funds, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution fee of 0.25% of each Fund’s average daily net assets of Retail Class shares and 0.75% of average daily net assets of Class C shares of the Equity Income Plus Fund for services to prospective Fund shareholders and distribution of the Funds’ Retail Class and Class C shares of the Equity Income Plus Fund. During and as of November 30, 2015, the Funds accrued and owed expenses pursuant to the 12b-1 Plan as follows:

	Accrued	Owed
Equity Income Plus Fund	$4,293	$2,067
Short Term U.S. Government Agency Income Fund	875	593

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% and 0.25% of the average daily net assets of the Retail Class shares and Class C shares for the Equity Income Plus Fund, respectively. During the period ended November 30, 2015, the Equity Income Plus Fund accrued shareholder servicing fees of $1,648.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$96,905	$29,370
Short Term U.S. Government Agency Income Fund	56,654	19,508

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian.  Fees incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

Pricing Expenses	Incurred	Owed
Equity Income Plus Fund	$2,403	$731
Short Term U.S. Government Agency Income Fund	32,106	7,758

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$39,528	$10,913
Short Term U.S. Government Agency Income Fund	22,281	5,159

Custody	Incurred	Owed
Equity Income Plus Fund	$7,584	$2,384
Short Term U.S. Government Agency Income Fund	9,939	2,385

Each Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$6,039	$2,030
Short Term U.S. Government Agency Income Fund	6,039	2,045

(7)	Capital Share Transactions

Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
	Six Months Ended	Year Ended
	November 30, 2015	May 31, 2015
Shares sold	2,956,213	9,870,911
Shares reinvested	63,425	207,532
Shares redeemed	(2,389,654)	(2,645,063)
Net increase	629,984	7,433,380

Retail Class
	Six Months Ended	Year Ended
	November 30, 2015	May 31, 2015
Shares sold	78,229	112,607
Shares reinvested	1,790	3,837
Shares redeemed	(16,890)	(28,639)
Net increase	63,129	87,805

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

Class C
	Six Months Ended	Period Ended
	November 30, 2015	May 31, 2015(1)
Shares sold	70,902	6,106
Shares reinvested	536	1
Shares redeemed	(66,345)	—
Net increase	5,093	6,107

(1) The Class C shares commenced operations on March 25, 2015.

Transactions in shares of the Short Term U.S. Government Agency Income Fund were as follows:

Institutional Class
	Six Months Ended		Year Ended
	November 30, 2015		May 31, 2015
Shares sold	4,328,540		1,145,592
Shares reinvested	94,083		175,466
Shares exchanged from
Retail Class	140,274	(1)	—
Shares redeemed	(2,001,291)		(3,757,744)
Net increase (decrease)	2,561,606		(2,436,686)
Retail Class
	Six Months Ended		Year Ended
	November 30, 2015		May 31, 2015
Shares sold	—		30,217
Shares reinvested	818		2,510
Shares exchanged to
Institutional Class	(142,410	)(1)	—
Shares redeemed	(52)		(257)
Net increase (decrease)	(141,644)		32,470

(1) The Retail Class shares were converted to Institutional Class shares September 1, 2015.

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and amounts transferred in-kind noted below) for the Funds for the period ended November 30, 2015 are summarized below:

		Short Term
	Equity Income	U.S. Government Agency
	Plus Fund	Income Fund
Purchases:
U.S. Government	$—	$95,888,121
Other	51,375,036	—
Sales:
U.S. Government	$—	$78,557,850
Other	41,890,229	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2015, National Financial Services, LLC held 45.60% of the outstanding shares of the Institutional Class of the Short Term U.S. Government Agency Income Fund. At November 30, 2015, John Hancock Trust Company, LLC held 27.05% of the outstanding shares of the Institutional Class of the Short Term U.S. Government Agency Income Fund.  At November 30, 2015, Maril & Co. held 50.83% of the outstanding shares of the Institutional Class of the Equity Income Plus Fund. At November 30, 2015, NFS, LLC held 62.25% of the outstanding shares of the Retail Class of the Equity Income Plus Fund.  At November 30, 2015, Pershing, LLC held 25.30% and 70.08% of the outstanding shares of the Retail Class and Class C, respectively, of the Equity Income Plus Fund. At November 30, 2015, U.S. Bank held 27.66% of the outstanding shares of the Class C of the Equity Income Plus Fund.

(10)	Line of Credit

At November 30, 2015, the Equity Income Plus and Short Term U.S. Government Agency Income Funds, had lines of credit with a maximum amount of borrowing for the lessor of $8,000,000 and $10,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank. For the period ended November 30, 2015, the average interest rate under the line of credit was 3.25%. The following table provides information regarding usage of the line of credit for the period ended November 30, 2015 for the Funds.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	6	$2,390,500	$1,295	$3,112,000	10/6/15

* Interest expense is reported on the Statement of Operations.

(11)	Subsequent Event

On December 30, 2015, the Short Term U.S. Government Agency Income Fund declared and paid a distribution from ordinary income of $232,284 to the shareholders of record on December 29, 2015 of the Institutional Class.

On December 30, 2015, the Equity Income Plus Fund declared and paid a distribution from ordinary income of $1,195,470, $19,184 and $536 to the shareholders of record on December 29, 2015 of the Institutional, Retail and C Classes, respectively.  On December 30, 2015, the Equity Income Plus Fund declared and paid a distribution from short term capital gains of $4,926,066, $89,424 and $3,851 to the shareholders of record on December 29, 2015 of the Institutional, Retail and C Classes, respectively.  On December 30, 2015, the Equity Income Plus Fund declared and paid a distribution from long term capital gains of $1,480,556, $26,877 and $1,157 to the shareholders of record on December 29, 2015 of the Institutional, Retail and C Classes, respectively.

M.D. Sass Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

M.D. Sass Equity Income Plus Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the M.D. Sass Equity Income Plus Fund (the “Fund”), a series of the Trust, and M.D. Sass, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Martin D. Sass and Ari Sass, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the CBOE S&P 500 Buy Write Index, and in comparison to a peer group of U.S. open-end long/short equity funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

M.D. Sass Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that for the year-to-date and one-year periods ended April 30, 2015, the Fund’s performance for Institutional Class shares ranked above the Morningstar Peer Group median, falling within the second quartile for the year-to-date period and within the first quartile for the one-year period.  The Trustees also noted that for the year-to-date, one-year and since inception periods ended March 31, 2015, the Fund’s Institutional Class shares had outperformed the benchmark index, and was generally in alignment with the performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy during the same time periods.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 Meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% fell within the first quartile and was below its Morningstar Peer Group average of 1.08%, which fell within the third quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.75% for Institutional Class shares fell at the bottom of the first quartile as the lowest of the Morningstar Peer Group, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.35%, which fell within the third quartile.  The Trustees then compared the management fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees

M.D. Sass Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

M.D. Sass Short Term U.S. Government Agency Income Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund”), a series of the Trust, and M.D. Sass Investors Services, Inc., the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Hugh R. Lamle, Dominic Bruno, Nancy Persoons, Lipkee Lu and Steve Clancy, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources,

M.D. Sass Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index, and in comparison to a peer group of U.S. open-end short government funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

The Trustees noted that for the year-to-date, one-year and three-year periods ended April 30, 2015, the Fund’s performance for Institutional Class shares ranked below the Morningstar Peer Group medians, falling within the fourth quartile for the year-to-date period and within the third quartile for the one-year and three-year periods.  The Trustees also noted that for the year-to-date, one-year, three-year and since inception periods ended March 31, 2015, the Fund’s Institutional Class shares had outperformed the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index and were generally in alignment with performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.30% fell within the second quartile and was below its Morningstar Peer Group average of 0.35%, which fell within the third quartile.  The Trustees noted that the Fund was operating below its expense cap of 0.70% for Institutional Class shares.  The Trustees observed that the Fund’s total expense ratio of 0.67% for Institutional Class shares fell within the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.69%, which also fell within the second quartile.  The Trustees then compared the management fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that after payment of marketing related expenses, the Adviser was not realizing profits in connection with its management of the Fund and that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

M.D. Sass Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and expense recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees

				Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair,	37	Independent Trustee,
615 E. Michigan St.		Term; Since	Department of Accounting,		USA MUTUALS (an
Milwaukee, WI 53202		August 22,	Marquette University (2004–present).		open-end investment
Age: 60		2001			company with four
					portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	37	Independent Trustee,
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		USA MUTUALS (an
Milwaukee, WI 53202		August 22,			open-end investment
Age: 59		2001			company with four
					portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–present); Managing	37	Independent Manager,
615 E. Michigan St.		Term; Since	Director, Chief Administrative Officer		Ramius IDF, LLC, (two
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief Compliance Officer		closed-end investment
Age: 72		2009	(“CCO”), Granite Capital International		companies); Independent
			Group, L.P. (an investment management		Trustee, Gottex Trust (an
			firm) (1994–2011).		open-end investment
					company with one
					portfolio); Independent
					Trustee, Gottex
					Multi-Asset Endowment
					fund complex (three
					closed- end investment
					companies); Independent
					Trustee, Gottex
					Multi-Alternatives
					fund complex (three
					closed-end investment
					companies) (2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice President, U.S.	37	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since	Bancorp Fund Services, LLC		(an open- end
Milwaukee, WI 53202	Trustee	August 22,	(1994–present).		investment company
Age: 53		2001			with ten portfolios);
					Trustee, USA
					MUTUALS (an open-
					end investment
					company with four
					portfolios).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other Directorships
	Position(s)	Office and		in Trust	Held by Trustee
Name,	Held with	Length of	Principal Occupation(s)	Overseen	During the
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24,	(2004–present).
Age: 58	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202	Treasurer	January 24,	(2002–present).
Age: 41	and	2013
Principal
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.		Term; Since	Fund Services, LLC (April 2012–
Milwaukee, WI 53202		May 29,	present); Research Associate,
Age: 34		2015	Vista360, LLC (May 2010–
April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Fund Services, LLC, (January
Milwaukee, WI 53202	Officer, Vice	July 1, 2014	2014–present); Senior Vice President,
Age: 55	President and		Ariel Investments, LLC, (2010–2013);
	Anti-Money		Vice President, Ariel Investments, LLC,
	Laundering		(2003–2010).
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21,	(2008–present).
Age: 33		2011

Kelly Burns	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		April 23,	(2011–present). Student Illinois
Age: 28		2015	State University (2006–2011).

Cullen O. Small	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,	(2010–present).
Age: 28		2015

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund Administrator, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 1,	(2010–present).
Age: 28		2015

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2015 was as follows:

M.D. Sass Equity Income Plus Fund	76.28%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Short Term U.S. Government Agency Income Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  2/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  2/2/16

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  2/2/16

* Print the name and title of each signing officer under his or her signature.